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                                                                   EXHIBIT 99(a)

                         FIRST COMMERCIAL BANCORP, INC.
                         SUBSCRIPTION RIGHTS CERTIFICATE

SUBSCRIPTION RIGHT CERTIFICATE NO. ____________
NUMBER OF SHARES OF COMMON STOCK PURCHASABLE PURSUANT TO BASIC SUBSCRIPTION
         PRIVILEGE: ____________
NUMBER OF SHARES OF COMMON STOCK PURCHASABLE PURSUANT TO OVERSUBSCRIPTION
         PRIVILEGE: ____________
SUBSCRIPTION PRICE:  $0.10 PER SHARE

CUSIP NO. 319900-106

[Name and Address of Registered Holder]

         THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED _________________, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CARPENTER & COMPANY (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

         THIS SUBSCRIPTION RIGHT CERTIFICATE (THE "SUBSCRIPTION RIGHT CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE FIRST NATIONAL BANK OF BOSTON (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M., CALIFORNIA TIME, ON ______________, 1996, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., CALIFORNIA TIME, ON _____________, 1996, (IN EITHER CASE, THE "RIGHTS EXPIRATION DATE").

         The Rights represented by this Subscription Right Certificate may be exercised in whole or in part by duly completing Form 1. Before exercising Stockholder Rights, Rights Holders are urged to read carefully and in its entirety the Prospectus, additional copies of which are available from the Information Agent. IMPORTANT: COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.

         The registered owner whose name is inscribed hereon is entitled to subscribe for and purchase from the Company, at the Subscription Price, 10.695 shares (the "Underlying Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), for each share of Common Stock owned on October 6, 1995 (the "Rights Record Date") upon the terms and subject to the conditions set forth in the Prospectus (the "Basic Subscription Privilege"). Underlying Shares subscribed for pursuant to the Basic Subscription Privilege shall be delivered as soon as practicable after receipt by the Subscription Agent of this Subscription Right Certificate, duly completed, and of payment of the applicable Subscription Price. If the Basic Subscription Privilege is exercised by the registered owner in full, the registered owner also is entitled to subscribe for an additional number of shares of Common Stock concurrently with the exercise of the Basic Subscription Privilege, subject to proration and reduction under certain circumstances, up to the greater of (a) 1,000,000 shares or (b) an additional 10.695 shares of Common Stock for each share held on the Rights Record Date. Underlying Shares subscribed for pursuant to the Oversubscription Privilege shall be delivered as soon as practicable after the Rights Expiration Date and after all prorations and reductions contemplated by the terms of the Offering have been effected. Subscriptions submitted by the registered owner are subject to the limitations set forth in the Prospectus.

By: _________________________        By: _________________________        By: _____________________________
Donald W. Williams                                                        The First National Bank of Boston
President                            Corporate Secretary                  Subscription Agent

         THIS SUBSCRIPTION RIGHT CERTIFICATE IS NONTRANSFERABLE AND MAY BE COMBINED OR DIVIDED AT THE OFFICE OF THE SUBSCRIPTION AGENT.

         RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE THIS RIGHTS CERTIFICATE WITH RESPECT TO FEWER THAN ALL OF THE SHARES PURCHASABLE HEREBY, A NEW SUBSCRIPTION RIGHT CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY IF SUBSCRIPTION RIGHT CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE PRIOR TO THE RIGHTS EXPIRATION DATE. AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.
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                                                MAIL OR DELIVER TO:

By Mail:                            The First National Bank of Boston
                                    Shareholder Services Division
                                    P.O. Box 1889
                                    Mail Stop 45-01-19
                                    Boston, Massachusetts  02105

By Facsimile Transmission:          (617) 575-2232
                                    (617) 575-2233
                                    (for Eligible Institutions Only)
                                    Confirm by Telephone
                                    (617) 575-3120

By Hand:                            BancBoston Trust Company of New York
                                    55 Broadway, Third Floor
                                    New York, New York

By Wire Transfer:                   The First National Bank of Boston
                                    100 Federal Street
                                    Boston, Massachusetts  02105
                                    Attn: Paul Eori
                                    ABA# 011000390

By Overnight Courier:               The First National Bank of Boston
                                    Shareholder Services Division
                                    Mail Stop 45-01-19
                                    150 Royall Street
                                    Canton, Massachusetts  02021
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               IMPORTANT: PLEASE PRINT ALL INSTRUCTIONS CAREFULLY

FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises this Stockholder Right to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a)      Number of shares subscribed for pursuant to the Basic Subscription Privilege:           (a) __________

(b)      Number of shares subscribed for pursuant to the Oversubscription Privilege (1):         (b) __________

(c)      Total shares (sum of lines (a) and (b)):                                                (c) __________

(d)      Total Subscription Price (total number of shares subscribed for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege
         multiplied by the Subscription Price of $0.10 (2)):                                     (d) __________

-------------------------
         (1) To exercise the Oversubscription Privilege, the undersigned must have exercised the Basic Subscription Privilege in full. Exercise of the Oversubscription Privilege must occur concurrently with exercise of the Basic Subscription Privilege.

         (2) If the aggregate Subscription Price paid by an exercising Rights Holder is insufficient to purchase the number of Underlying Shares that such holder indicates are being subscribed for, or if an exercising Rights Holder does not specify the number of Underlying Shares to be purchased, then such Rights Holder will be deemed to have exercised first the Basic Subscription Privilege in full and second the Oversubscription Privilege to purchase Underlying Shares to the full extent of the payment rendered (subject to proration and other limitations under certain circumstances as described in the Prospectus). If the aggregate Subscription Price paid by an exercising Rights Holder exceeds the amount necessary to purchase the number of Underlying Shares for which the Rights Holder has indicated an intention to subscribe, then the Rights Holder will be deemed to have exercised first, the Basic Subscription Privilege (if not already fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payment tendered.

(e)      METHOD OF PAYMENT

         (CHECK AND COMPLETE APPROPRIATE BOX(ES))

         / / Certified check, bank draft or money order in the amount of $________ payable to The First National Bank of Boston, Subscription Agent.

         / / Wire transfer in the amount of $_______ directed to The First National Bank of Boston, Subscription Agent, First Commercial Bancorp, Inc. Rights Offering Account No. __________. Indicate name of institution transferring funds and name of registered owner:

(f)      IF LESS THAN ALL RIGHTS ARE EXERCISED

         If the number of shares subscribed for pursuant to the Basic Subscription Privilege is less than all of the shares purchasable under this Subscription Right Certificate:

         / / Deliver to the undersigned a new Subscription Right Certificate evidencing the remaining Rights to which the undersigned is entitled.

         If the instructions of the Rights Holder are inconsistent or are insufficient to delineate the proper action to be taken with respect to the Stockholder Rights evidenced hereby, such Rights Holder will be delivered a new Subscription Right Certificate evidencing the remaining Stockholder Rights to which such Rights Holder is entitled.
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(g)      NOTICE OF GUARANTEED DELIVERY

         / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING.

                  Name(s) of Registered Owner(s)________________________________

                  Window Ticket Number (if any)_________________________________

                  Date of Execution of Notice of Guaranteed Delivery____________

                  Name of Eligible Institution which Guaranteed Delivery________

                  Telephone Number______________________________________________
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FORM 2 - SPECIAL PAYMENT, ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Right Certificate.

SPECIAL PAYMENT INSTRUCTIONS. To be completed ONLY if the check evidencing a cash payment is to be made payable, or the name in which the certificate representing the Common Stock is to be issued, as to someone other than the registered holder.

Issue and mail to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                               (Include Zip Code)

Tax Identification or Social Security Number:___________________________________

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check evidencing a cash payment and/or the certificate representing the Common Stock, is to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Right Certificate.

Mail and deliver check and/or certificate for Common Stock to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

IMPORTANT: RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE BEING EXERCISED, COMPLETE ATTACHED FORM W-9

________________________________________       Dated:_____________________, 1996
(Signature(s) of Registered Holder(s))

________________________________________       Dated:_____________________, 1996
(Signature(s) of Registered Holder(s))
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Must be signed by the registered holder(s) as name(s) appear(s) on this
Subscription Right Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________
                                     (Home)

________________________________________________________________________________
                                   (Business)

Tax Identification or Social Security Number:___________________________________

                             GUARANTEE OF SIGNATURE

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:_____________________, 1996
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                                 [IRS Form W-9]